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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2005



                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
             (Exact Name of Registrant as Specified in Its Charter)



        NOT APPLICABLE               333-113140                  75-3158926
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

                             287 CARRIZO CANYON ROAD
                           MESCALERO, NEW MEXICO 88340
          (Address of Principal Executive Offices, Including Zip Code)

                                 (505) 464-7004
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________

             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On November 3, 2005, Inn of the Mountain Gods Resort and Casino announced by press release its financial results for the quarter ended July 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibit is furnished with this Form 8-K:

EXHIBIT NO.                DESCRIPTION

Exhibit 99.1 Press Release of Inn of the Mountain Gods Resort and Casino, dated November 3, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



November 3, 2005                 Inn of the Mountain Gods Resort and Casino




                                 By:      /s/ Brian D. Parrish
                                 --------------------------------------------
                                 Name:    Brian D. Parrish
                                 Its:     Chief Operating Officer





                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1 Press Release of Inn of the Mountain Gods Resort and Casino, dated November 3, 2005.